SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ____________



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 16, 2004
                        (Date of earliest event reported)


                            RIVERSTONE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                     0-32269                  95-4596178
 (State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


            5200 Great America Parkway, Santa Clara, California 95054
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 878-6500


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Item 5. Other Matters.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On July 16, 2004, Riverstone Networks, Inc. issued a press release announcing the appointment of George McClelland to and the resignation of Chris Paisley from its board of directors. A copy of the press release is furnished herewith as Exhibit 99.1.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Dated:  July 16, 2004

                                             RIVERSTONE NETWORKS, INC.



                                             By     /s/ Roger A. Barnes
                                               ---------------------------------
                                             Name:  Roger A. Barnes
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number       Description
------       -----------

Press release dated July 16, 2004.